GOLDMAN SACHS TRUST II
Goldman Sachs Multi-Manager Alternatives Fund
(the “Fund”)
Supplement dated November 22, 2021 to the
Prospectuses and Summary Prospectuses dated February 28, 2021, as supplemented to date
Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Longfellow Investment Management Co., LLC will now serve as an Underlying Manager of the Fund. In addition, effective immediately, the Fund invests in special purpose acquisition companies as part of its principal investment strategy.
Accordingly, the Fund’s Prospectuses and Summary Prospectuses are revised as follows:
The following sentence is added to the end of the third paragraph of the “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Principal Investment Strategies” section of the Prospectuses and Summary Prospectuses:
The Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”), including for purposes of effectuating the Event Driven and Relative Value strategies that are described below.
The following is added to the “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Principal Risks of the Fund” section of the Prospectuses and Summary Prospectuses:
Special Purpose Acquisition Companies Risk—The Fund may invest in stock, warrants and other securities of SPACs. SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions. The value of a SPAC’s securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. The values of investments in SPACs may be highly volatile and these investments may also have little or no liquidity.
The following replaces the third paragraph in the “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Portfolio Management” section of the Prospectuses and Summary Prospectuses:
As of the date of the Prospectus, Algert Global LLC (“Algert”), Artisan Partners Limited Partnership (“Artisan Partners”), Bardin Hill Arbitrage IC Management LP (“Bardin Hill”), Brigade Capital Management, LP (“Brigade”), Crabel Capital Management, LLC (“Crabel”), GQG Partners LLC (“GQG Partners”), Longfellow Investment Management Co., LLC (“Longfellow”), Marathon Asset Management, L.P. (“Marathon”), River Canyon Fund Management LLC (“River Canyon”), Russell Investments Commodity Advisor, LLC (“RICA”), and Wellington Management Company LLP (“Wellington”) are the Underlying Managers (investment subadvisers) for the Fund. Crabel also serves as the Underlying Manager for one or more MMA Subsidiaries.

The following sentence is added to the end of the third paragraph of the “Investment Management Approach—Principal Investment Strategy” section of the Prospectuses:
The Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”), including for purposes of effectuating the Event Driven and Relative Value strategies that are described below.
The following row is added to the “Investment Securities” table in the “Investment Management Approach—Principal Investment Strategy” section of the Prospectuses:

Special Purpose Acquisition Companies (“SPACs”)	•

The following row is added to the table in the “Risks of the Fund” section of the Prospectuses:

✓	Principal Risk
•	Additional Risk

Special Purpose Acquisition Companies (“SPACs”)	✓

The following is added to the “Risks of the Fund” section of the Prospectuses:
Special Purpose Acquisition Companies Risk—The Fund may invest in stock, warrants, and other securities of SPACs. A SPAC is typically a publicly traded company that raises funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (ii) the Fund generally will not receive significant income from its investments in SPACs and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iii) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases, which could negatively impact the value of SPAC shares held by the Fund; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (v) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a lower price; and (vi) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

The following is added to the “Service Providers—Investment Subadvisers (Underlying Managers)” section of the Prospectuses:
Longfellow Investment Management Co., LLC
Longfellow Investment Management Co., LLC (“Longfellow”) is headquartered at 125 High St, Boston, MA 02110, and is an investment adviser registered with the SEC. The firm has approximately $14.7 billion of assets under management as of December 31, 2020. With respect to the Fund, Longfellow manages an event driven and relative value strategy that invests in special purpose acquisition companies (“SPACs”).
The following is added at the end of the third paragraph after the table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectuses and Summary Prospectuses:
A discussion regarding the basis for the Board of Trustees’ approval of the Sub‑Advisory Agreement for Longfellow will be available in the Funds’ semi-annual report for the period ended April 30, 2022.
This Supplement should be retained with your Summary Prospectuses and Prospectuses for future reference.

MMALTMGRSTK 11‑21